                                                               EXHIBIT 10.29(b)
                              SECURITY AGREEMENT
                              ------------------



     THIS SECURITY AGREEMENT (this "Security Agreement") is executed and
                                    ------------------
effective as of the 12th day of December, 1996, by TRAVIS BOATS & MOTORS, INC., a Texas corporation, TRAVIS SNOWDEN MARINE, INC., a Texas corporation, TRAVIS BOATING CENTER ARLINGTON, INC., a Texas corporation, FALCON MARINE, INC., a Texas corporation, FALCON MARINE ABILENE, INC., a Texas corporation, TRAVIS BOATING CENTER BEAUMONT, INC., a Texas corporation, TRAVIS BOATS & MOTORS BATON ROUGE, INC., a Louisiana corporation, TBC ARKANSAS, INC., an Arkansas corporation, TBC MANAGEMENT, LTD., a Texas limited partnership, TBC MANAGEMENT, INC., a Delaware corporation, TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation, TRAVIS BOATING CENTER TENNESSEE, INC., a Texas corporation, TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation, RED RIVER MARINE ARKANSAS, INC., an Arkansas corporation, TRAVIS BOATING CENTER LITTLE ROCK, INC., an Arkansas corporation, TRAVIS BOATING CENTER GEORGIA, INC., a Texas corporation and TRAVIS BOATING CENTER FLORIDA, INC., a Texas corporation and any other entity which may hereafter execute this Security Agreement as a "Debtor" or be added to the Agreement (as herein defined) as a "Borrower" (collectively,

"Debtor"), in favor of NATIONSBANK OF TEXAS, N.A., a national banking
-------
association, as agent (in such capacity, "Agent") and for itself as a lender and
                                          -----
such other lenders as may from time to time be a "Lender" under the Agreement (hereinafter defined) (all such lenders are collectively referred to herein as the "Lenders").
     -------


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to that certain Revolving Credit Agreement (as modified from time to time, the "Agreement") dated as of December 12, 1996, by and among
                        ---------
Agent, the Lenders and Debtor, as borrowers, the Lenders have agreed to make the Credit Facility available to Debtor upon the terms and conditions set forth therein (unless otherwise defined herein, each term used herein with its initial letter capitalized shall have the meaning given to such term in the Agreement); and

     WHEREAS, the Credit Facility is given in renewal, extension, modification and consolidation of the Prior Credit Facility, the indebtedness of which is respectively secured by security interests granted by certain of the Borrowers in favor of the Lender thereunder, as more particularly described on Exhibit A
                                                                     ---------
attached hereto (the "Existing Security Interests", as referenced in the
                      ---------------------------
Agreement), which security interests have been respectively assigned by Lenders to Agent for the benefit of Lenders pursuant to the Agreement; and

     WHEREAS, as a condition to and in consideration for the agreement of the Lenders to make monies available to Debtor and in order to provide collateral security for the Obligations and the Other Lender Obligations, the Lenders have requested and Debtor has agreed to enter into this Agreement pursuant to which Debtor will grant to Agent on behalf of the Lenders a first priority security interest in the Collateral (as hereafter defined) and amend and restate the security agreements giving rise to the Existing Security Interests.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Debtor agrees with Agent for the benefit of the Lenders as follows:


                                   ARTICLE I

                                     GRANT
                                     -----

     1.01. Assignment and Grant of Security. Debtor hereby grants, pledges and assigns to Agent a security interest in the following assets of Debtor, and all rights, titles and interests of Debtor therein, wherever located and whether now owned or hereafter acquired by Debtor or in which Debtor now has or at any time in the future may acquire any right, title or interest (collectively, the

"Collateral"):
-----------

     (a) all inventory now owned or hereafter acquired by Debtor, including, without limitation, any and all boat motor, trailer and parts inventory and accessories ("Inventory"), and all related documents, goods, general intangibles
              ---------
and other property in which a security interest may be created under Chapter 9 of the Uniform Commercial Code as from time to time in effect in the State of Texas or other applicable jurisdictions (the "UCC"), including, without
                                              ---
limitation, any bills of lading, invoices, warehouse receipts, documents of title, bills of sale, certificates of title, manufacturer's certifies of origin, certificates of origin, dealer reassignments of title, trust receipts, and other documents, all monies received from manufacturers by way of credits, refunds, or otherwise, and/or the proceeds of all repurchases payable to Debtor, and all returned or repossessed goods; and

     (b) any right to payment for services rendered or for goods sold or leased, which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance ("Accounts"), and all of Debtor's rights to any goods
                             --------
represented by any of the foregoing (including returned, refused or repossessed goods and unpaid seller's rights) ; all general intangibles and other obligations of any kind owing to Debtor (including under any trade names), now or hereafter owned, existing, received or acquired, arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise (including, without limitation, any such obligations that would be characterized as an account, general intangible or chattel paper under the UCC) (any and all such Accounts, general intangibles and obligations described in this Section 1.01(a) being sometimes referred to herein collectively as the
     ---------------
"Receivables");
------------

     (c) all now owned or existing or hereafter received or acquired writings which evidence both a monetary obligation and a security interest in or a lease of specific goods (collectively, the "Chattel Paper");
                                      -------------

     (d) all now owned or existing or hereafter received or acquired contracts and agreements relating to any property described in this Section 1.10 to which
                                                          ------------
Debtor is a party or to which Debtor has any rights, together with all modifications, amendments or replacements of any of the foregoing (collectively, the "Contracts"), including, without limitation, (i) all of Debtor's rights in,
     ---------
to and under all purchase orders or contracts by it for goods or services, and all of Debtor's rights to any goods represented by any of the foregoing (including returned, refused or repossessed goods and unpaid seller's rights),
(ii) all rights of Debtor to receive moneys due and to become due to it thereunder or in connection therewith, whether or not yet earned by performance (including, without limitation, all discounts or rebates on goods or inventory purchased), (iii) all rights in and to all security agreements, leases, guarantees and other contracts securing or otherwise relating to any such Contracts, (iv) all rights of Debtor to damages arising out of, or for, breach or default in respect thereof, and (v) all rights of Debtor to perform and to exercise all remedies thereunder;

     (e) the balance of every bank account and deposit account of Debtor, including without limitation all accounts on deposit with or under the control of any Lender or any affiliate of any Lender, and any other claim of Debtor against any Lender, now or hereafter existing, liquidated or unliquidated, and all money, instruments, securities, documents, chattel paper, credits, claims, demands, income, and any other property, rights and interests of Debtor which at any time shall come into the possession or custody or under the control of any Lender or any agent, affiliate or correspondent of any Lender, for any purpose, and the proceeds thereof (Agent shall be deemed to have possession of any of the Collateral in transit to or set apart for Agent, any Lender or any of their respective agents, affiliates or correspondents);

     (f) all customer lists, subscription lists, invoices, agings, verification reports and other records relating in any way to any property described in this

Section 1.01, and all insurance policies and bonds and claims relating to any
------------
property described in this Section 1.01 and payments thereunder;
                           ------------

     (g) all rights, claims and benefits of Debtor against any Person arising out of, relating to or in connection with any property described in this Section
                                                                         -------
1.01;
----

     (h) all accessions to, all substitutions for and replacements of, and all cash or no-cash proceeds, products of and property receivable for any and all of the foregoing Collateral arising from their sale or other disposition (including, without limitation, proceeds which constitute property of the types described in this Section 1.01) and, to the extent not otherwise included, all
                  ------------
payments under insurance (whether or not Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

     1.02. Description of Obligations. This Security Agreement creates a security interest in the Collateral securing the payment and performance of the Obligations, which includes, without limitation, all obligations and indebtedness arising under or pursuant to the Agreement, the Notes and the other Loan Documents and, to the extent of the payment in full of the Obligations, the Other Lender Obligations, pari passu.

     1.03. Debtor Remains Liable. Anything herein to the contrary notwithstanding, (a) each Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by Agent or any Lender of any of the Rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither Agent nor any Lender shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall Agent or any Lender be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to correct or enforce any claim for payment assigned hereunder, make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account or other receivable (or any agreement giving rise thereto) or under any contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     1.04. Delivery of Security Collateral. All original manufacturer's invoices, certificates of origin and all other title documents evidencing Borrowers' ownership of all of their Inventory shall be maintained in safekeeping by Borrowers in a manner reasonably acceptable to Agent, including, without limitation, Borrowers' current practices, unless and until a request is made therefor by Agent upon the occurrence of a monetary Event of Default which Borrower has not cured in accordance with the applicable provisions of the Agreement. In such event, within five Business Days of the request by Agent, Borrowers shall deliver to Agent all original manufacturer's invoices, certificates of origin and all other title documents in Borrowers' possession, whether at the time of such request or thereafter, to Agent, and Agent shall retain or hold all such original documents received by Agent after such request; provided, however, Borrowers may retain or hold all such original documents relating to Inventory covered by liens expressly excluded from the subordination of an Intercreditor Agreement which is in full force and effect at the time of Agent's request under this Section 1.04. Thereafter, all original
                           ------------
manufacturer's invoices, certificates of origin and all other title documents shall remain in Agent's possession until the Note and the Obligations are paid and performed in full, provided that, if the original title documents have been delivered to Agent as provided for herein and if no Event of Default has occurred and is then existing, upon the sale of an item of Inventory by a Borrower, Agent shall promptly deliver to the respective Borrower the original title documents pertaining to the item of Inventory which has been sold; and further provided, that, upon the happening of an Event of Default and during the continuance thereof, Agent may transfer, as applicable, title documents delivered to it pursuant to this Section 1.04 in connection with its sale of
                                 ------------
Inventory which constitute Collateral in accordance with its rights provided for in this

Agreement.  Except as noted above in this Section 1.04 all certificates or
                                          ------------
instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent. After the occurrence of an Event of Default, Agent shall have the right, at any time in its discretion and without notice to Debtor, to transfer to or to register in the name of Agent or any of its nominees any or all of the Collateral. In addition, after the occurrence of any Event of Default, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     2.01. Representations and Warranties. Debtor represents and warrants, with respect to itself and the Collateral, as follows:

     (a) The chief places of business and chief executive offices of Debtor, the storage and distribution facilities and the office where Debtor keeps all of its records concerning the Inventory and other Collateral are located at the addresses specified in Schedule 1 hereto. All of the Inventory and other
                       ----------
Collateral pledged by Debtor hereunder is located at the places specified on

Schedule 1 hereto or in transit to a place specified on Schedule 1 hereto, or in
----------                                              ----------
transit for sale to a third-party purchaser in the ordinary course of Debtor's business. All promissory notes or other instruments evidencing the Accounts have been delivered and pledged to Agent duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged collateral. Debtor has possession and control of the Collateral pledged by it hereunder.

     (b) Debtor is the legal and beneficial owner of all the Collateral free and clear of any lien or security interest, option or other charge or encumbrance except for (i) the security interest created by this Security Agreement and (ii) any Liens permitted by the Agreement ("Permitted Liens"). No effective
                                       ---------------
financing statement or other similar document used to perfect and preserve a security interest under the Laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except (i) such as may have been filed in favor of Agent relating to this Security Agreement, and (ii) such as may have been filed in connection with Permitted Liens.

     (c) As of the date hereof, Debtor has the trade names set forth on Schedule
                                                                        --------
2 and no others.
-

     (d) This Security Agreement and the pledge of the Collateral pursuant hereto creates a valid first priority security interest (subject only to such Permitted Liens as may cover the Collateral) in the Collateral securing the payment of the Obligations and, to the extent of the payment in full of the Obligations, the Other Lender Obligations, pari passu, and upon filing of financing statements in accordance with the UCC, and any other necessary actions to perfect such security interest, such first priority security interest in such Collateral will be duly perfected; and all filings and other actions necessary or desirable to perfect and protect such security interest and such priority have been duly taken (or will be taken).

     (e) The amount represented by Debtor to Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. Each Account held as Collateral will represent a valid and legally enforceable obligation of third parties. No amount payable to Debtor under or in connection with any Accounts is evidenced by any Chattel Paper that has not been delivered to Agent.

     (f) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the pledge by Debtor of the Collateral pledged by it hereunder, for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Debtor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest) except for UCC filings or any other action required by the UCC or other applicable perfection statutes, or (iii) for the exercise by Agent or any Lender of the Rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement.

     (g) Debtor has the corporate or partnership power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Security Agreement, and Debtor has taken all necessary corporate or partnership action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to this Security Agreement.

     (h) This Security Agreement constitutes a legal, valid and binding obligation of Debtor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     (i) The execution, delivery and performance of this Security Agreement will not violate any provision of any applicable law, rule, regulation or contractual obligations of Debtor and will not result in the creation or imposition of any lien on any of the properties or revenues of Debtor pursuant to any applicable law, rule, regulation or contractual obligations of Debtor, except as contemplated hereby and except as would not have a Material Adverse Effect.

     (j) No action, suit or proceeding of or before any court, arbitrator or any governmental body, agency or official is pending or, to the knowledge of Debtor, threatened by or against Debtor or against any of its properties or revenues with respect to this Security Agreement or any of the transactions contemplated hereby.

                                  ARTICLE III

                                   COVENANTS
                                   ---------

     3.01. Further Assurances. (a) Debtor agrees that, where any agreement existing as of the date hereof or hereafter to which Debtor is a party contains any restriction prohibiting Debtor from granting any security interest under this Security Agreement, Debtor will obtain or use its best efforts to obtain the necessary consent to or waiver of such restriction from any Person so as to enable Debtor to effectively grant to Agent such security interest under this Security Agreement.

     (b) Debtor will from time to time at its expense promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby, and the priority thereof, or to create or preserve the full benefits of this Security Agreement and the rights and powers of Agent herein granted, or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, upon written request by Agent, Debtor will: (i) mark conspicuously each item of Chattel Paper included in Accounts:

     THIS INSTRUMENT IS SUBJECT TO A SECURITY INTEREST AND LIEN PURSUANT TO A SECURITY AGREEMENT (AS THE SAME MAY BE MODIFIED OR RESTATED) MADE BY ____________, IN FAVOR OF NATIONSBANK OF TEXAS, N.A., AS AGENT

or such other legend, in form and substance satisfactory to and as specified by Agent, indicating that such item of Chattel Paper is subject to the pledge, assignment and security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or be Chattel Paper, deliver to Agent such note, instrument or Chattel Paper, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as Agent may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby with respect to any and all the Collateral.

     (c) Debtor hereby authorizes Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Debtor where and to the extent permitted by applicable law. A photocopy or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where and to the extent permitted by applicable law.

     (d) Debtor will furnish to Agent from time to time, upon the written request of Agent, statements and schedules further identifying and describing the Collateral, and such other reports in connection with the Collateral, as Agent may reasonably request.

     (e) In addition to such other information as shall be specifically provided for herein, Debtor shall furnish to Agent such other information with respect to the Collateral as Agent may reasonably request from time to time in connection with the Collateral, or the protection, preservation, maintenance or enforcement of the security interest or the Collateral, including, without limitation, all documents and things in Debtor's possession, or subject to its demand for possession, related to the Collateral.

     (f) If an Event of Default shall occur and be continuing, Debtor shall, if any of the monies or property pledged or required to be pledged under Section
                                                                      -------
1.01 are received by Debtor, forthwith transfer and deliver to Agent such money
----
or property received by Debtor, all of which thereafter shall be held by Agent, pursuant to the terms of this Agreement, as part of the Collateral.

     3.02.  Inventory and Equipment.

     (a) Debtor shall keep all of the Inventory (other than Inventory sold or displayed in the ordinary course of business) at the place or places specified therefor in Section 2.01(a) or, upon thirty days' prior written notice to Agent,
            ---------------
at such other places in such jurisdiction where all action required by Section
                                                                       -------
3.01 shall have been taken with respect to such transferred Inventory.
----

     (b) Debtor shall pay all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against the Collateral pledged by it hereunder as provided in the Agreement.

     3.03. Insurance. Debtor will, at its own expense, maintain, or cause to be maintained, insurance on the Collateral as provided in the Agreement, with Agent (on behalf of the Lenders) being named as loss payee and additional insured on all insurance policies which pertain to the Collateral. If Debtor fails to perform or observe any applicable covenants as to insurance on any of such Collateral, Agent may, upon notice to Debtor, at its own option obtain insurance on such Collateral, and any premium therefor paid by Agent shall become part of the Obligations and shall bear interest prior to the occurrence of an Event of Default at the interest rate then applicable to the Credit Facility and after the occurrence of an Event of Default, at the Default Rate in effect under the Credit Facility. In the event Agent maintains such substitute insurance, the additional premium for such insurance shall be due on demand and payable by Debtor to Agent in accordance with any notice delivered to Debtor by Agent. Debtor hereby grants Agent a security interest in any refunds of unearned premiums in connection with any cancellation, adjustment or termination of any policy of insurance required by Agent and in all proceeds of such insurance and hereby appoints Agent its attorney-in-fact to, after the occurrence and during the continuance of an Event of Default, endorse any check or draft that may be payable to

Debtor in order to collect such refunds or proceeds. Any such sums collected by Agent shall be credited, except to the extent applied to the purchase by Agent of similar insurance, to any amounts then owing on the Obligations.

     3.04. Place of Perfection; Records; Collection of Receivables and Chattel Paper.

     (a) Debtor will not (i) change the location of its chief executive office from that specified in Schedule 1, or (ii) change its name, identity, tax
                       ----------
identification number or corporate structure to such an extent that any financing statement filed by Agent in connection with this Security Agreement would become seriously misleading, or (iii) use any trade name other than those listed on Schedule 2, unless Debtor shall have given prior written notice as
          ----------
soon as practicable thereof, and prior to effecting any such change Debtor shall have taken such steps as Agent may deem necessary or advisable to continue the perfection and priority of the security interest granted pursuant hereto.

     (b) Except as otherwise provided in this Section 3.04(b) or in any of the
                                              ---------------
other Loan Documents, Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Receivables and Chattel Paper. In connection with such collections, Debtor may take such action as Debtor or Agent may deem reasonably necessary or advisable to enforce collection of the Receivables and Chattel Paper; provided, however, that Agent shall have the
                               --------  -------
right upon the occurrence of an Event of Default (without notice to Debtor) to notify the account debtors or obligors under any or all of the Collateral of the assignment of such Collateral to Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Agent and, after the occurrence of an Event of Default, at the expense of Debtor, to enforce collection of any such Collateral and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor shall have been entitled. All amounts and proceeds received by Debtor in respect of the Collateral after the occurrence of and during the continuance of an Event of Default shall be received in trust for the benefit of Agent hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Agent in the same form as received (with any necessary endorsement) to be held as collateral or applied to the Obligations, or the Other Lender Obligations, as appropriate. Except prior to the occurrence of an Event of Default and in accordance with Debtor's normal business policies and practices in effect on the date hereof, Debtor shall not adjust, settle or compromise the amount or payment of any Receivable or Chattel Paper, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

     3.05. Other Liens. Debtor shall not create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interests in favor of Agent under this Security Agreement or any lien permitted under the Agreement.

     3.06. Rights to Distributions. If Debtor shall become entitled to receive or shall receive any interest in or certificate (including, without limitation, any interest in or certificate representing a distribution in connection with any reclassification, increase, or reduction of capital, or issued in connection with any reorganization), or any option or rights arising from or relating to any of the Collateral, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise, Debtor agrees to accept the same as Agent's agent and to hold the same in trust on behalf of and for the benefit of Agent, and to deliver the same immediately to Agent in the exact form received, with appropriate undated stock or similar powers, duly executed in blank, to be held by Agent, subject to the terms hereof, as Collateral. Agent shall be entitled to all distributions, and to any sums paid upon or in respect of any Collateral, upon the liquidation, dissolution, or reorganization of the issuer thereof which shall be paid to Agent to be held by it as additional collateral security for the Obligations and the Other Lender Obligations and application to the Obligations and the Other Lender Obligations at the discretion of Agent. All distributions paid or distributed in respect of the Collateral which are received by Debtor in violation of this Security Agreement shall, until paid or delivered to Agent, be held by Debtor in trust as additional Collateral for the Obligation and the Other Lender Obligations.

     3.07. Maintenance of Records. Debtor will keep and maintain at its own cost and expense complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to Receivables.

     3.08. Right of Inspection. Each of the Agent and Lenders and its officers, agents and representatives shall have the right to inspect, Debtor's books and records upon request of Agent or Lenders and during normal business hours. Upon notice to Debtor, not more than twice per year, not including a Fiscal Year Audit, prior to the occurrence of an Event of Default, each of the Agent and Lenders and its officers, agents and representatives shall, at the expense of Debtor, at all reasonable times also have the right to enter into and upon any premises where any of the Inventory is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

     3.09. Compliance with Terms of Contracts, etc. Debtor will perform and comply in all material respects with all its obligations under all its other contractual obligations relating to the Collateral.

     3.10. Payment of Obligations. Debtor will pay promptly when due all taxes and claims with respect to the Collateral, or in respect of its income or profits therefrom as provided in the Agreement.

     3.11. Limitations on Dispositions of Collateral. Debtor will not sell, transfer, assign (by operation of law or otherwise), lease, abandon or otherwise dispose of, or grant an option with respect to, any of the Collateral, or attempt, offer or contract to do so, except for sales of Inventory in the ordinary course of business and for full and fair consideration as provided in the Agreement.

     3.12. Limitations on Modifications, Waivers, Extensions of Agreements Giving Rise to Accounts and Contracts. Debtor will not (i) amend, modify, terminate or waive any provision of any contract or any agreement giving rise to a Receivable in any manner, except in the ordinary course of business or (ii) fail to exercise promptly and diligently each and every material right which it may have under each contract and each agreement giving rise to a Receivable.

                                   ARTICLE IV

                           RIGHTS AND POWERS OF AGENT
                           --------------------------

     4.01. Agent May Perform. If Debtor fails to perform any agreement contained herein, Agent may, after the occurrence of an Event of Default, itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by Debtor as provided in

Section 4.05.
------------

     4.02. Limitation on Agent's Duties. The powers conferred on Agent hereunder are solely to protect the interests of Agent and the Lenders in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Except for the safe custody of any Collateral in the possession of Agent or any Lender and the accounting for monies actually received by Agent or any Lender hereunder, neither Agent nor any Lender shall have any duty as to any of the Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in the possession of Agent or any Lender. Except as provided in this Section 4.02,
                                                               ------------
neither Agent nor any Lender shall have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Security Agreement shall be construed as requiring or obligating Agent or any Lender, and neither Agent nor any Lender shall be required or obligated, to (a) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) notify Debtor of any decline in the value of any Collateral. The sole duty of Agent with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9.207 of the UCC or otherwise, shall be to deal with it in the same manner as Agent deals with similar property for its own account. Neither Agent nor any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Debtor or otherwise.

     4.03.  Agent's Appointment as Attorney-in-Fact.

     (a) Powers.  Debtor hereby irrevocably constitutes and appoints Agent and
         ------
any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, after the occurrence of an Event of Default, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, Debtor hereby gives Agent after the occurrence and during the continuance of an Event of Default the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

          (1) in the case of any Collateral, in the name of Debtor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under, or with respect to, any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such moneys due or with respect to such Collateral whenever payable;

          (2) to pay or discharge taxes and liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (3) (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Agent or as Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (vi) to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; and
     (vii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and Debtor's expense, at any time, or from time to time, all acts and things which Agent deems necessary to protect, preserve or realize upon the Collateral and the liens of Agent thereon and to effect the intent of this Security Agreement, all as fully and effectively as Debtor might do.

This power of attorney is power coupled with an interest and shall be irrevocable until the Obligations shall have been paid in full or this Security Agreement shall have been terminated.

     (b) Other Powers.  Debtor also authorizes Agent after the occurrence of and
         ------------
during the continuance of an Event of Default, at any time and from time to time, to execute, in connection with any sale provided for in Section 4.04, any
                                                              ------------
endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     (c) No Duty on the Part of Agent.  The powers conferred on Agent hereunder
         ----------------------------
are solely to protect the interests of Agent in the Collateral and shall not impose any duty upon Agent to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct, IT BEING THE INTENT OF THE PARTIES HERETO THAT AGENT SHALL NOT BE ACCOUNTABLE FOR ITS OWN NEGLIGENCE.

     4.04.  Remedies.   (a)  If an Event of Default shall occur and be
continuing, Agent may exercise, in addition to all other rights and remedies granted to Agent or the Lenders in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Debtor or any other Person (all and each of which demands, offenses, advertisements and notices are hereby waived), may in such circumstances forthwith take possession of, assemble, collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor, which right or equity is hereby waived and released. Debtor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at Debtor's premises. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the possession, assembly, preparation for sale or other disposition, care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as Agent may elect, and, to the extent of the payment in full of the Obligations, the Other Lender Obligations, pari passu, and only after such application and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands it may acquire against Agent or any Lender arising out of the exercise of any rights hereunder. It shall not be necessary that

Agent take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section 4.04 is conducted, and
                                                 ------------
it shall not be necessary that the Collateral or any part thereof be present at the location of such sale. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by Agent to collect such deficiency.

     (b) Louisiana proceedings.  In the event that Agent elects to commence
         ---------------------
appropriate Louisiana foreclosure proceedings under this Security Agreement after an Event of Default has occurred, Agent may cause the Collateral, or any part or parts thereof, provided such Collateral is located within the state of Louisiana, to be immediately seized wherever found, and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying Debtor or placing Debtor in default, all of which are expressly waived. For purposes of foreclosure under Louisiana executory process procedures, Debtor confesses judgment and acknowledges to be indebted unto and in favor of Agent, in the full amount of all sums secured by this Security Agreement, including principal, interest, costs, expenses, attorneys' fees, other fees and charges, and all additional Advances that Agent may make on Debtor's behalf pursuant to this Security Agreement. To the extent permitted under applicable Louisiana law, Debtor additionally waives (a) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (b) the demand and three (3) days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three (3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (e) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above. Should any or all of the Collateral be seized as an incident to an action for the recognition or enforcement of this Security Agreement, by executory process, sequestration, attachment, writ of fieri facias or otherwise, Debtor hereby agrees that the court issuing any or any person or entity named by Agent at the time such seizure is requested, or any time thereafter, as keeper of the Collateral ("Keeper") as provided under La.-R.S. 9:5136, et.seq. The Keeper shall be entitled to reasonable compensation. Debtor agrees to pay the reasonable fees of the Keeper, which are hereby fixed at $150.00 per hour, which compensation to the Keeper shall also be secured by this Security Agreement in the form of an additional advance as provided herein. In the event that it should become necessary for Agent to conduct a search for any of the Collateral in connection with any foreclosure action, or should it be necessary to remove the Collateral, or any part or parts thereof, from the premises in which or on which the Collateral is then located, and/or to store and/or refurbish such Collateral, Debtor agrees to reimburse Agent for the reasonable cost of conducting such a search and/or removing and/or storing and/or refurbishing such Collateral, which additional expense shall also be secured by the lien of this Security Agreement.

     4.05. Indemnity and Expenses. (a) Debtor agrees to indemnify Agent and the Lenders from and against any and all claims, damages, losses, liabilities, costs and expenses of any kind (including reasonable attorneys' fees) arising out of or resulting from this Security Agreement or the security interest granted herein, or any of the Collateral (including, without limitation, enforcement of this Agreement), EXPRESSLY INCLUDING SUCH CLAIMS, LOSSES OR LIABILITIES ARISING OUT OF THE NEGLIGENCE OF AGENT OR ANY LENDER, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of Agent or any Lender.

     (b) Debtor will upon demand pay to Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Agent or, as to the matters described in clauses (iii) or (iv) below, the Lenders may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Agent or the Lenders hereunder or (iv) the failure by Debtor to perform or observe any of the provisions hereof. Any such amounts so made shall be a part of the Obligation, shall be payable upon demand, and if not paid upon demand shall bear interest at the Default Rate in effect under the Credit Facility.

                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

     5.01. Cumulative Rights. All Rights of Agent and the Lenders under the Loan Documents are cumulative of each other and of every other Right which Agent or the Lenders may otherwise have at Law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations. The exercise of one or more Rights shall not prejudice or impair the concurrent or subsequent exercise of other Rights.

     5.02. Modifications; Amendments; Schedules; Etc. No amendment or waiver of any provision of this Security Agreement, and no consent to any departure by Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Upon any change in any information disclosed on any Schedule hereto, Debtor shall promptly prepare and deliver to Agent a replacement schedule, indicating its effective date, in form and substance satisfactory to Agent, and amendments to and additional financing statements as Agent may require to preserve and perfect a first priority security interest in the Collateral.

     5.03. Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the later of (i) the final payment in full of the Obligations and all amounts payable under this Security Agreement and (ii) the expiration or termination of the obligations of the Lenders to extend credit to Debtor. Upon any such termination, Agent will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     5.04. GOVERNING LAW; TERMS. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. UNLESS OTHERWISE DEFINED HEREIN OR IN THE AGREEMENT, TERMS USED IN ARTICLE 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED.

     5.05 ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY RELATED NOTES OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THE SECURITY AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS SECURITY AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BORROWER'S DOMICILE AT THE TIME OF THE SECURITY AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

     (B) RESERVATION OF RIGHTS. NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED TO (1) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS

CONTAINED IN THIS SECURITY AGREEMENT; OR (II) BE A WAIVER BY THE LENDERS OF THE PROTECTION AFFORDED TO IT BY 12. U.S.C. (S)91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDERS HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDERS MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS SECURITY AGREEMENT. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     5.06 WAIVER OF JURY TRIAL. DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

     5.07. Right to Use Agents. Agent and the Lenders may exercise their Rights under or with respect to this Security Agreement through an agent, representative, attorney or other designee.

     5.08. No Interference, Compensation or Expense. Agent and the Lenders may exercise their Rights under or with respect to this Security Agreement (a) without resistance or interference by Debtor and (b) without payment of any license fee or compensation of any kind to Debtor.

     5.09. Waivers of Rights Inhibiting Enforcement. Debtor waives (a) any claim that a public sale, in and of itself, of all or any part of the Collateral is not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Security Agreement, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUCH RIGHT THAT DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE WITH RESPECT TO THE ENFORCEMENT OF AGENT'S AND ALL OTHER RIGHTS HEREUNDER and (c) all rights of redemption, appraisal or valuation.

     5.10.  Notices and Deliveries.

     (a) Manner of Delivery. All notices, communications and materials to be given or delivered pursuant to this Security Agreement shall be delivered in accordance with Section 10.2 of the Agreement.
                ------------

     5.11. ENTIRE AGREEMENT. THIS SECURITY AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

     5.12. Successors and Assigns. All of the provisions of this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as and to the extent provided in the Agreement.

     5.13. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     5.14. Severability. If any provision of this Security Agreement is held to be illegal, invalid, or unenforceable under present or future Laws during the term hereof, such provision shall be fully severable, this Security Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Security Agreement a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

     5.15. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, Debtor and Agent have duly executed and delivered this Security Agreement effective as of the date first above written.

                         DEBTOR:

                         TRAVIS BOATS & MOTORS, INC., a Texas corporation, TRAVIS SNOWDEN MARINE, INC., A Texas corporation, TRAVIS BOATING CENTER ARLINGTON, INC., a Texas corporation, FALCON MARINE, INC., a Texas corporation, FALCON MARINE ABILENE, INC., a Texas corporation, TRAVIS BOATING CENTER BEAUMONT, INC., a Texas corporation, TRAVIS BOATING CENTER TENNESSEE, INC., a Texas corporation, TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation, TRAVIS BOATING CENTER GEORGIA, INC., a Texas corporation and TRAVIS BOATING CENTER FLORIDA, INC., a Texas corporation

                         By:    /s/ Mark T. Walton
                                ------------------------------------------------
                         Name:  Mark T. Walton
                         Title: President

                         TRAVIS BOATS & MOTORS BATON ROUGE, INC., a Louisiana corporation and TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation

                         By:    /s/ Mark T. Walton
                                ------------------------------------------------
                         Name:  Mark T. Walton
                         Title: President

                         TBC ARKANSAS, INC., an Arkansas corporation, RED RIVER MARINE ARKANSAS, INC., a Arkansas corporation and TRAVIS BOATING CENTER LITTLE ROCK, INC., a Arkansas corporation

                         By:    /s/ Mark T. Walton
                                ------------------------------------------------
                         Name:  Mark T. Walton
                         Title: President

                           TBC MANAGEMENT, INC., a Delaware corporation

                           By:    /s/ Mark T. Walton
                                  ----------------------------------------------
                           Name:  Mark T. Walton
                           Title: President

                           TBC MANAGEMENT, LTD., a Texas limited partnership

                                By: TRAVIS BOATS & MOTORS, INC., a Texas
                                    corporation, as General Partner


                                By:    /s/ Mark T. Walton
                                       -----------------------------------------
                                Name:  Mark T. Walton
                                Title: President


Address of Agent:               AGENT:

NationsBank Plaza               NATIONSBANK OF TEXAS, N.A., as Agent for
300 Convent Street              the Lenders
San Antonio, Texas 78205
Attention:  Commercial Banking  By:    /s/ R. Mark Bearfield
            Department                 -----------------------------------------
Telecopy No.: (210) 270-5374    Name:  R. Mark Bearfield
                                Title: Vice President

                                   EXHIBIT A
                                   ---------

                          EXISTING SECURITY AGREEMENTS

A.   WITH NATIONSBANK OF TEXAS, N.A. AS LENDER

1. Security Agreement dated May 29, 1992 by and between Travis Boats & Motors, Inc., Falcon Marine, Inc. and Falcon Marine Abilene, Inc., as Debtor, and NationsBank of Texas, N.A., as Secured Party, with the collateral being described therein.

2. Security Agreement dated June 30, 1992 by and between Travis Boats & Motors, Inc., Falcon Marine, Inc. and Falcon Marine Abilene, Inc., as Debtor, and NationsBank of Texas, N.A., as Secured Party, with the collateral being described therein.

3. Security Agreement dated June 21, 1993 by and between Travis Snowden Marine, Inc., as Debtor, and NationsBank of Texas, N.A., as Secured Party, with the collateral being described therein.

4. Security Agreement dated July 30, 1993 by and between Travis Boats & Motors, Inc., Falcon Marine, Inc., Falcon Marine Abilene, Inc. and Travis Snowden Marine, Inc., as Debtor, and NationsBank of Texas, N.A., as Secured Party, with the collateral being described therein.

5. Security Agreement dated December 6, 1993 by and between Travis Boats & Motors, Inc., Falcon Marine, Inc., Falcon Marine Abilene, Inc., Travis Snowden Marine, Inc. and Travis Boating Center Beaumont, Inc., as Debtor, and NationsBank of Texas, N.A., as Secured Party, with the collateral being described therein.

6. Security Agreement dated January 7, 1995 by and between Travis Boats & Motors, Inc., Falcon Marine, Inc, Falcon Marine Abilene, Inc., Travis Snowden Marine, Inc., Travis Boating Center Beaumont, Inc. and Travis Boating Center Arlington, Inc., as Debtor, and NationsBank of Texas, N.A., as Secured Party, with the collateral being described therein.

7. Security Agreement dated July 31, 1995 by and between Travis Boats & Motors, Inc., Falcon Marine, Inc., Falcon Marine Abilene, Inc., Travis Snowden Marine, Inc., Travis Boating Center Beaumont, Inc., Travis Boating Center Arlington, Inc., as Debtor, and NationsBank of Texas, N.A., as Secured Party, with the collateral being described therein.

8. Security Agreement dated January 26, 1996 by and between Travis Boats & Motors, Inc., as Debtor, and NationsBank of Texas, N.A., as Secured Party, with the collateral being described therein.

B.   WITH HIBERNIA NATIONAL BANK AS LENDER

1. Commercial Security Agreement dated November 24, 1994 by and between Travis Boats and Motors Baton Rouge, Inc. d/b/a Baton Rouge Boating Centre, as Borrower, and Hibernia National Bank, as Lender, with the collateral being described therein.

2. Commercial Security Agreement dated September 1, 1995 by and between TBC Arkansas, Inc., as Borrower, and Hibernia National Bank, as Lender, with the collateral being described therein.

3. Commercial Security Agreement dated November 30, 1995 by and between Travis Boating Center Louisiana, Inc., as Borrower, and Hibernia National Bank, as Lender, with the collateral being described therein.

                                   SCHEDULE 1
                                   ----------

                              Collateral Locations

                                                                      CHIEF EXECUTIVE
                                                                      OFFICE AND LOCATION
                               BUSINESS STORAGE AND                   OF MATERIAL RECORDS
COMPANY                        DISTRIBUTION LOCATIONS                 AND BOOKS OF ACCT.
Travis Boats & Motors, Inc.    13045 Research Blvd.                   13045 Research Blvd.
                               Austin, Texas 78750                    Austin, Texas 78750

Travis Boats & Motors, Inc.    12300 IH 10 West                       13045 Research Blvd.
                               San Antonio, Texas 78230               Austin, Texas 78750

Travis Boats & Motors, Inc.    7530 North Freeway                     13045 Research Blvd.
                               Houston, Texas 77037                   Austin, Texas 78750

Travis Snowden Marine, Inc.    1320 S. Stemmons                       13045 Research Blvd.
                               Lewisville, Texas 75067                Austin, Texas 78750

Travis Boating Center          1725 W. Division                       13045 Research Blvd.
 Arlington, Inc.               Arlington, Texas 76012                 Austin, Texas 78750

Falcon Marine, Inc.            1920 North Loop 250 W.                 13045 Research Blvd.
                               Midland, Texas 79707                   Austin, Texas 78750

Falcon Marine Abilene, Inc.    1021 E. Highway 80                     13045 Research Blvd.
                               Abilene, Texas 79601                   Austin, Texas 78750

Travis Boating Center          7660 College Street                    13045 Research Blvd.
 Beaumont, Inc.                Beaumont, Texas 77707                  Austin, Texas 78750

Travis Boats & Motors Baton    14369 Florida Blvd.                    13045 Research Blvd.
 Rouge, Inc.                   Baton Rouge, Louisiana 70819           Austin, Texas 78750

TBC Arkansas, Inc.             2001 Hwy. 25 North                     13045 Research Blvd.
                               Heber Springs, Arkansas 72543          Austin, Texas 78750

TBC Arkansas, Inc.             3034 Albert Pike                       13045 Research Blvd.
                               Hot Springs, Arkansas 71913            Austin, Texas 78750

TBC Management, Ltd.,          13045 Research Blvd.                   13045 Research Blvd.
                               Austin, Texas 78750                    Austin, Texas 78750

TBC Management, Inc.           1209 Orange Street                     1209 Orange Street
                               Wilmington, Delaware  19801-1134       Wilmington, Delaware 19801-1134

Travis Boating Center          1700 East Main Street                  13045 Research Blvd.
 Louisiana, Inc.               New Iberia, Louisiana 70560            Austin, Texas 78750

Travis Boating Center          38 Marina Lane                         13045 Research Blvd.
 Tennessee, Inc.               Winchester, Tennessee 37398            Austin, Texas 78750


                                   SCHEDULE 1
                                   ----------

                          Collateral Locations (cont.)

Travis Boating Center Alabama,   2006 Fisher Street                   13045 Research Blvd.
 Inc.                            Huntsville, Alabama 35803            Austin, Texas 78750

Travis Boating Center Alabama,   Route 7, Box 1                       13045 Research Blvd.
 Inc.                            Florence, Alabama 35630              Austin, Texas 78750

Red River Marine Arkansas, Inc.                                       13045 Research Blvd.
                                                                      Austin, Texas 78750

Travis Boating Center Little Rock, Inc.                               13045 Research Blvd.
                                                                      Austin, Texas 78750

Travis Boating Center Georgia, Inc.                                   13045 Research Blvd.
                                                                      Austin, Texas 78750

Travis Boating Center Florida, Inc.                                   13045 Research Blvd.

                                   SCHEDULE 2
                                   ----------

                                  Trade Names


--------------------------------------------------------------------------------

The following trade names are used by Debtor:

Travis Boating Center

Red River Marine

Baton Rouge Boating Centre